Exhibit 99.1

CONSENT IN WRITING OF
BOARDS OF DIRECTORS OF
SYNERGY EMPIRE LIMITED

IN LIEU OF AN ORGANIZATIONAL MEETING

December 30, 2020

Pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes, the undersigned being the Director of SYNERGY EMPIRE LIMITED, a Nevada corporation (the “Company”), do hereby authorize, approve, and consent to the adoption of the following resolutions and the actions contemplated therein, without meeting:

1.	Issuance of shares

WHEREAS various subscribers have agreed to subscribe for and have paid for shares of common stock in the capital of the Company pursuant to the Company’s registration statement on Form S-1, which was declared effective on March 10, 2020;

THAT shares of common stock be issued to the following Individual and Companies:

No	Name	Share to be issued	Payment	Per share price
1	Wai Loong, LEE	5,000	$25,000	$5.00
2	RuPing, ZHANG	1,000	$5,000	$5.00
3	Chun Ho, YIP	3,000	$15,000	$5.00
4	Wee Chyang, HONG	1,000	$5,000	$5.00
5	Ai Ling, GAN	500	$2,500	$5.00
6	Hou Yuen, LUM	3,000	$15,000	$5.00
7	Sing Ee, LEE	500	$2,500	$5.00
8	Wey Hang, LIM	2,000	$10,000	$5.00
9	Jia Voon, LEE	1,000	$5,000	$5.00
10	Woon Hsiong, NG	500	$2,500	$5.00
11	Jeon Khai, THIAN	1,000	$5,000	$5.00
12	Choon Tong, SIOW	10,000	$50,000	$5.00
13	Chun Keat, LIU	5,000	$25,000	$5.00
14	Zhao Bing, WONG	500	$2,500	$5.00
15	Jin Hoe, CHANG	500	$2,500	$5.00
16	Dickman Lek Mun, CHO	500	$2,500	$5.00
17	Kok Meng, LUM	500	$2,500	$5.00
18	Dennis Han Thung, LEE	500	$2,500	$5.00
19	Jin Hooi, CHANG	500	$2,500	$5.00
20	Yeng Yuen, TI	500	$2,500	$5.00
21	Harry Choon Lum, CHO	500	$2,500	$5.00
22	Chia Wei, CHANG	500	$2,500	$5.00
23	Ting Hong, PHANG	500	$2,500	$5.00
24	Chee Siong, PANG	500	$2,500	$5.00
25	Nur Amalin Shahida Binti SABIDI	500	$2,500	$5.00
26	Kam Foo, LEE	5,000	$25,000	$5.00
27	Kam Loon, LEE	500	$2,500	$5.00
28	Chee Hong, ONG	1,000	$5,000	$5.00
29	Chee Keong, LAI	500	$2,500	$5.00
30	Susan Li Hooi, YEOH	500	$2,500	$5.00
31	Soo Chee, CHAN	500	$2,500	$5.00
32	Terry Che Kean, KOK	3,000	$15,000	$5.00
33	Lean Chiu, NG	1,000	$5,000	$5.00
34	Lian Koon, NG	1,000	$5,000	$5.00
35	Chee Hai, WONG	3,000	$15,000	$5.00
36	Kam Yan, WONG	3,000	$15,000	$5.00
37	Chuen Wai, LEONG	1,000	$5,000	$5.00
38	Sea Chen, LIM	1,000	$5,000	$5.00
39	Yoke Kee, LIM	500	$2,500	$5.00
40	Chee Chong, CH’NG	500	$2,500	$5.00
41	Lai Mun, CHEONG	1,000	$5,000	$5.00
42	Wei Hsiang, YEU	3,000	$15,000	$5.00
43	Wei Han, KHOR	5,000	$25,000	$5.00
44	Chen Keat, LEE	1,000	$5,000	$5.00
45	Chia Hui, SOO	1,000	$5,000	$5.00
46	Lian Huei, PEE	1,000	$5,000	$5.00
47	Choon Wai, WONG	3,000	$15,000	$5.00
48	Yoke Quan, YUEN	1,000	$5,000	$5.00
49	Ying Kit, CHOI	1,000	$5,000	$5.00
50	Eng Huat, LEE	14,000	$70,000	$5.00
51	Peik Shee, GUI	2,000	$10,000	$5.00
52	Ngee Siang, KHOO	5,500	$27,500	$5.00
	Total	100,000	$500,000

NOW, THEREFORE, BE IT:

RESOLVED, that the Initial Public Offering be closed as of the date first written above.

RESOLVED, that the Company be, and hereby is authorized to enter into subscription agreements to sell the Shares pursuant to the Initial Public Offering; and be it further

RESOLVED, that any and all actions taken by the officers and directors of the Company in connection with the foregoing resolutions be and hereby are approved and ratified as if approved prior to such actions being taken; and be it further

RESOLVED, that the proper officers be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to do all such further acts and things and to execute, and deliver all such additional documents, instruments and certificates, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable for the purposes of carrying out the foregoing resolutions, any such determination to be conclusively evidenced by the doing by such officers of any such act or thing, or the execution and delivery by such officers of any such additional documents, instruments or certificates.

IN WITHNESS HEREOF, the undersigned have executed this Written Consent as of the date first written above.

/s/ Leong Will Liam
Leong Will Liam President, Secretary, Treasurer, Director